Leases	6 Months Ended
Jun. 30, 2024
Leases [Abstract]
Leases	Leases
All right-of-use assets relate to leased premises. As at January 1, 2024, the Group had right-of-use assets relating to ten pre-existing lease agreements pertaining to four properties in the United Kingdom, three properties in the United States of America and one in Austria.

On June 26, 2024 the Group reached agreement with the landlord of its headquarters in Oxford, United Kingdom in relation to updated lease rentals following completion of contractually required rent reviews as per the terms of the underlying lease agreements for that premises. Based on the revised lease rentals, the related ROU assets and lease liabilities were revised upwards by £2,540,000 from that date.

In December 2022, the Group entered into a lease arrangement in relation to premises in Miami, Florida, United States. The lease term commenced on February 26, 2024, being the date at which the landlord made the premises available to the Group, resulting in the recognition of a right of use asset of £2,125,000. The lease expires on June 1, 2034. In the fourth quarter of 2023, as a result of the Group's cost containment measures, the decision was taken not to occupy these premises, and instead to lease smaller premises nearby. The Group has engaged an agent to assist in arranging the subleasing of the original leased premises to a third party, and has estimated that the present value of the unavoidable costs of meeting the Group’s obligations under the contract exceed the expected benefits to be received from subletting the space by £807,000 as at both December 31, 2023 and June 30, 2024 respectively, with such amount recorded as a provision during the year ended December 31, 2023 and subsequently recognised as an impairment of the right-of-use (“ROU”) asset upon its capitalisation in February 2024.

The Group entered into two seven-year lease arrangements in relation to laboratory and office space in Vienna, Austria on September 3, 2021. Annually from January, 1 each year lease payments are indexed based on the consumer price index rate as published by STATISTIK AUSTRIA at September of the preceding year, being 10.6% in September 2022 and 6.0% in September 2023 respectively. The impact of this change in index rate is reflected when the adjustment to the lease payments takes effect in accordance with IFRS 16 paragraph 42(b), with the change in lease rentals from January 2024 resulting in reductions of £442,000 and £532,000 to the lease liabilities and related ROU assets for the laboratory and office space respectively at that date.

As part of the impairment review described in note 12 above, the Company has recognised an impairment charge of £911,000 in relation to these premises during the three months ended June 30, 2024.

During the second quarter of 2024, the Group engaged in discussions with the landlord of one of its leased premises in Oxford, United Kingdom, the result of which was an agreement, subsequently executed on August 12, 2024, to return the lease in question to the landlord from that date. A payment of £700,000 was made upon the return of the lease, representing settlement of all outstanding obligations in relation to the premises. This agreement constitutes an adjusting post balance sheet event, and accordingly the Group has recorded an impairment to the ROU asset relating to the leased premises of £707,000 within these financial statements.

The undiscounted lease liability contractual maturities as at June 30, 2024 and December 31, 2023 are as follows:

	June 30, 2024	December 31, 2023
	£'000	£'000
Within one year	5,197	3,399
One to five years	16,162	14,707
More than 5 years	3,611	4,003
	24,970	22,109